                                                                     Exhibit 4.2
Name of Company:
CHINA TECHFAITH WIRELESS
COMMUNICATION TECHNOLOGY LIMITED


Number:
[ ]


Ordinary Shares:
[ ]


Issued to:
[   ]


Dated



Transferred from:
[  ]/[ORIGINAL ISSUE]




            CHINA TECHFAITH WIRELESS COMMUNICATION TECHNOLOGY LIMITED

               (Incorporated under the laws of the Cayman Islands)

Number                                                           Ordinary Shares
[   ]                                                                     [    ]


                   US$1,000,000,000 Share Capital divided into
50,000,000,000,000 Ordinary Shares of a nominal or par value of US$0.00002 each


THIS IS TO CERTIFY THAT ----------------------- [  ]
---------------------------------------- is the registered holder of
------------------------------ [  ] ----------- Ordinary Shares in the
above-named Company subject to the memorandum and articles of association thereof.

EXECUTED for and on behalf of the Company on 2005.



DIRECTOR
               -----------------------------------------


THESE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO THE SECURITIES, OR (II) AN OPINION OF US COUNSEL, IN A GENERALLY ACCEPTED FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT, OR (III) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

TRANSFER



I                                        (the Transferor) for the value received

DO HEREBY transfer to                                       (the Transferee) the

                                               shares standing in my name in the

undertaking called CHINA TECHFAITH WIRELESS COMMUNICATION TECHNOLOGY LIMITED


To hold the same unto the Transferee




Dated


Signed by the Transferor

in the presence of:




--------------------------                            --------------------------
Witness                                               Transferor